EXHIBIT 99.1


NAME AND ADDRESS OF REPORTING PERSON:

                  SC Fundamental Value Fund, L.P.
                  747 Third Avenue
                  27th Floor
                  New York, New York 10017

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:

                  March 30, 2006

Explanation of Responses:

         This Form 4 is filed by SC Fundamental Value Fund, L.P. (the "Fund"), SC Fundamental LLC ("SCFLLC"), SC Fundamental Value BVI, LTD., SC - BVI Partners, PMC-BVI, Inc., SC Fundamental BVI, Inc., Peter M. Collery ("Collery"), Neil H. Koffler ("Koffler") and John T. Bird ("Bird") (each a "Reporting Person"). Each Reporting Person is a member of a 13G Group that prior to the reported transactions reported more than 10% ownership of the Common Stock of Tengasco, Inc. Following the reported transactions, the 13G Group reports less than 10% ownership of the Common Stock of Tengasco, Inc., based on 58,605,698 shares of Common Stock outstanding as of March 1, 2006, as reported by Tengasco, Inc. in its annual report on Form 10-K for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on March 20, 2006.

                                                          Amount of
                                                         Securities             Ownership         Nature of
                                                     Beneficially Owned           Form:            Indirect
                                                     Following Reported       Direct (D) or       Beneficial
         Reporting Person                              Transaction(s)          Indirect (I)       Ownership
         ---------------------------------------    ---------------------     --------------     ------------
         SC Fundamental Value Fund, L.P.                   3,183,955                D
         SC Fundamental LLC                                3,183,955                I                (1)
         Peter M. Collery                                  3,183,955                I                (2)
         Neil H. Koffler                                   3,183,955                I                (3)
         John T. Bird                                      3,183,955                I                (4)
         SC Fundamental Value BVI, Ltd.                    2,575,545                D
         SC-BVI Partners                                     None
         SC Fundamental BVI, Inc.                            None
         PMC-BVI, Inc.                                       None


         (1) Includes shares owned by the Fund. SCFLLC is the general partner of the Fund.
         (2)   Includes shares owned by SCFLLC.  Collery is a member of SCFLCC.
         (3)   Includes shares owned by SCFLLC.  Koffler is a member of SCFLCC.
         (4)   Includes shares owned by SCFLLC.  Bird is a member of SCFLLC.


Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION




NAME:         SC Fundamental Value Fund, L.P.

ADDRESS:      747 Third Avenue
              27th Floor
              New York, New York  10017

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:      SC Fundamental Value Fund, L.P.

                By: SC Fundamental LLC, as
                    General Partner


                By: /s/ Neil H. Koffler
                    ------------------------------
                    Neil H. Koffler
                    Member


Dated: April 3, 2006

                             JOINT FILER INFORMATION



NAME:         SC Fundamental LLC

ADDRESS:      747 Third Avenue
              27th Floor
              New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:      SC Fundamental LLC

                By: /s/ Neil H. Koffler
                    ----------------------------
                    Neil H. Koffler
                    Member



Dated: April 3, 2006

                             JOINT FILER INFORMATION



NAME:        SC Fundamental Value BVI, Ltd.

ADDRESS:     c/o Citco Fund Services (Cayman Islands) Ltd.
             Corporate Center
             West Bay Road
             Grand Cayman, Cayman Islands

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:      SC Fundamental Value BVI, Ltd.

                By: SC Fundamental BVI, Inc.,
                    as managing general partner of
                    investment manager


                By: /s/ Neil H. Koffler
                    ----------------------------
                    Neil H. Koffler
                    Vice President



Dated: April 3, 2006

                             JOINT FILER INFORMATION




NAME:          SC Fundamental BVI, Inc.

ADDRESS:       747 Third Avenue
               27th Floor
               New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:      SC Fundamental BVI, Inc.


                By: /s/ Neil H. Koffler
                    ----------------------------
                    Neil H. Koffler
                    Vice President



Dated: April 3, 2006

                             JOINT FILER INFORMATION




NAME:        SC - BVI Partners

ADDRESS:     747 Third Avenue
             27th Floor
             New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:      SC - BVI Partners

                By: SC Fundamental BVI, Inc.,
                    as managing general partner


                By: /s/ Neil H. Koffler
                    ------------------------------
                    Neil H. Koffler
                    Vice President




Dated: April 3, 2006

                             JOINT FILER INFORMATION




NAME:        PMC - BVI, Inc.

ADDRESS:     747 Third Avenue
             27th Floor
             New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:      PMC - BVI, Inc.


                By: Neil H. Koffler
                    ---------------------------
                    Neil H. Koffler
                    Secretary



Dated: April 3, 2006

                             JOINT FILER INFORMATION



NAME:        Peter M. Collery

ADDRESS:     c/o SC Fundamental LLC
             747 Third Avenue
             27th Floor
             New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:  /s/ Neil H. Koffler
            ---------------------------------------
            Neil H. Koffler as
            Attorney-in-fact for Peter Collery



Dated: April 3, 2006

                             JOINT FILER INFORMATION



NAME:        Neil H. Koffler

ADDRESS:     c/o SC Fundamental LLC
             747 Third Avenue
             27th Floor
             New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:  /s/ Neil H. Koffler
            ---------------------------
            Neil H. Koffler



Dated: April 3, 2006

                             JOINT FILER INFORMATION


NAME:        John T. Bird

ADDRESS:     c/o SC Fundamental LLC
             747 Third Avenue
             27th Floor
             New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  March 30, 2006

RELATIONSHIP OF REPORTING PERSONS TO ISSUER: Prior to the reported transactions, member of 13G Group reporting more
                                             than 10% ownership.



SIGNATURE:  /s/ Neil H. Koffler
            -----------------------------------
            Neil H. Koffler as
            Attorney-in-fact for John T. Bird



Dated: April 3, 2006











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